WCT Equity Fund

A Portfolio of the WCT Funds
Supplement to the Prospectus dated December 1, 1997

Please delete all references to telephone numbers in your current prospectus and replace them with "1-888-5-WCT-FUND (1-888-592-8386)."

In addition, please delete the section entitled "What Shares Cost" on page 9 of your prospectus and replace it with the following:

"What Shares Cost

Fund shares are sold at their net asset value next determined after an order is received, plus a sales charge, as follows:

                                                     Sales Charge
                              Sales Charge     as % of Dealer Allowance
                                 as % of     Net Amount     as % of
                              Offering Price  Invested  Offering Price
Less than $100,000............    4.50%         4.71%       3.825%
$100,000 but less than $250,000                 3.75%        3.90%   3.188%
$250,000 but less than $500,000                 2.50%        2.56%   2.125%
$500,000 but less than $750,000                 2.00%        2.04%   1.700%
$750,000 but less than $1 million               1.00%        1.01%   0.850%
$1 million or more............    0.00%         0.00%        0.000%"


                                February 13, 1998

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     Cusip 92923E100
     G02309-01 (2/98)
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     Cusip 92923E100
     G02309-02 (2/98)
[GRAPHIC OMITTED]


WCT Equity Fund

A Portfolio of the WCT Funds
Supplement to the Statement of Additional Information dated December 1, 1997



Please delete all references to telephone numbers in your current statement of additional information and replace them with "1-888-5-WCT-FUND
(1-888-592-8386)."



                                February 13, 1998